SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357/33-389080	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4

2.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for IBM Debentures

3.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust II for IBM Debentures

4.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust III for IBM Debentures

5.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for BellSouth Debentures

6.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust II for BellSouth Debentures

7.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Corning Notes

8.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for First Union Institutional Capital I

9.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Allstate Financing II

10.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust IV for IBM Debentures

11.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Verizon Global Funding Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

June 9, 2003

EXHIBIT INDEX

Exhibit 1	Trustee's Report with respect to the June 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4	Page 6

2	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for IBM Debentures	7

3	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust II for IBM Debentures	8

4	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust III for IBM Debentures	9

5	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for BellSouth Debentures	10

6	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust II for BellSouth Debentures	11

7	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Corning Notes	12

8	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for First Union Institutional Capital I	13

9	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Allstate Financing II	14

10	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust IV for IBM Debentures	15

11	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CorTS Trust for Verizon Global Funding Notes	16

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series IBM 1997-4
*CUSIP:  21987HAE5         Class:  ZTF Class
*CUSIP:  21987HAF2         Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4 hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Certificates, is as set forth below:

Class ZTF Class Amortizing Class	Principal $ 0.000000 $ 16.891568	Interest $ 0.000000 $ 31.215219	Total Distribution $ 0.000000 $ 48.106787

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$100,000,000 aggregate principal amount of International Business Machines Corporation 7 1/8% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, $100,000,000 principal amount of ZTF Class Certificates and $61,650,114.08 principal amount of Amortizing Class Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081A202

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for IBM Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.890625	Total Distribution $ 0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$60,000,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,400,000 Certificates representing $60,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust II for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081D206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for IBM Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.890625	Total Distribution $ 0.890625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$32,302,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,292,080 Certificates representing $32,302,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust III for IBM Debentures
7.20% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081Q207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for IBM Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.900000	Total Distribution $ 0.900000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$95,480,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 3,779,416 Certificates representing $94,485,400 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for BellSouth Debentures
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:    22080E205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BellSouth Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.875000	Total Distribution $ 0.875000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$50,000,000 aggregate principal amount of BellSouth Telecommunications, Inc. One Hundred Year 7% Debentures due December 1, 2095 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,000,000 Certificates representing $50,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
CorTS Trust II for BellSouth Debentures
7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081C208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for BellSouth Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.875000	Total Distribution $ 0.875000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$82,840,000 aggregate principal amount of BellSouth Telecommunications, Inc. 7% Debentures due December 1, 2095 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 3,313,600 Certificates representing $82,840,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of:
CorTS Trust for Corning Notes
8% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:     22081W105       Class:A
*CUSIP:     22081WAA3       Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Corning Notes, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 1.000000 $ 1.000000	Total Distribution $ 1.000000 $ 1.500000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$38,650,000 aggregate principal amount of Corning Incorporated 8.3% Medium-Term Notes due April 4, 2025 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,546,000 Class A Certificates representing $38,650,000 aggregate Certificate Principal Balance and $38,650,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 8

To the Holders of:
CorTS Trust for First Union Institutional Capital I
8.2% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22080W205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for First Union Institutional Capital I, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 1.025000	Total Distribution $ 1.025000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$46,455,000 aggregate principal amount of First Union Institutional Capital 8.04% Capital Securities due December 1, 2026 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,821,942 Certificates representing $45,548,550 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of:
CorTS Trust for Allstate Financing II
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:    22080T103

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Allstate Financing II, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 1.000000	Total Distribution $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$25,600,000 aggregate principal amount of Allstate Financing II 7.83% Capital Securities due December 1, 2045 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,002,240 Certificates representing $25,056,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 10

To the Holders of:
CorTS Trust IV for IBM Debentures
7% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:    22082G208        Class:A
*CUSIP:    22082GAA7        Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for IBM Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 0.875000 $ 0.625000	Total Distribution $ 0.875000 $ 0.625000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$66,611,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 2,664,440 Class A Certificates representing $66,611,000 aggregate Certificate Principal Balance and $66,611,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 11

To the Holders of:
CorTS Trust for Verizon Global Funding Notes
7.375% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:     22081W105        Class:A
*CUSIP:     22081WAA5        Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Verizon Global Funding Notes, hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 0.921875 $ 1.875000	Total Distribution $ 0.921875 $ 1.875000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$101,585,000 aggregate principal amount of Verizon Global Funding Corp. 7.75% Notes due December 1, 2030 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 4,063,400 Class A Certificates representing $101,585,000 aggregate Certificate Principal Balance and $101,585,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.